1

UBS AG London Branch
5 Broadgate
London
EC2M 2QS
Allen & Overy - Studio Legale Associato
Via Ansperto 5
20123 Milan Italy
Tel

+39 02 2904 91
Fax

+39 02 2904 9333
Corso Vittorio Emanuele II

284
00186

Rome

Italy
Tel

+39 06 6842 71
Fax

+39 06 6842 7333
Our ref 0010023-0022577 EUO2: 2001685421.2
22 October 2021
Dear Madam/Sir

UBS AG SEC registration as a non-resident security-based swap dealer

1.

BACKGROUND
1.1

We understand that UBS AG, a bank authorised in Switzerland, is seeking to register with the United
States ( US
) Securities and

Exchange Commission (
SEC
) as a non-resident

security-based swap (
SBS )
dealer ( SBSD ).
1.2

To register as an SBSD with the SEC, a non-resident SBSD
1

such as UBS AG must attach an opinion
of counsel to Form SBSE, SBSE-A or SBSE-BD affirming that the SBSD can, as a matter of law:
(a)

provide the

SEC with

prompt access

to the

relevant books

and records

as defined

in paragraphs
3.3 to 3.5 ( Covered Books and Records
); and

(b)

submit to on-site

inspection and examination

of its Covered

Books and Records by

the SEC
( On-Site Inspection ).

1
    In the case of a corporation, an SBSD will be “non - resident” if it is incorporated in or has its principal place of business in any place not in the United States (see 17 Code of Federal Regulations ( CFR ) § 240.15Fb2-4(a)(2)). As UBS AG is incorporated in Switzerland, UBS AG fulfils this definition of a “non-resident” SBSD.

STUDIO LEGALE ASSOCIATO
Partner
Craig Byrne
1,2
Avv. Livio Bossotto
Avv. Giovanni Gazzaniga
Avv. Paolo Ghiglione
Avv. Massimo Greco
Avv. Dott. Comm. Francesco

Guelfi
Avv. Paolo Nastasi
Avv. Pietro Scarfone
1
Avv. Stefano Sennhauser
Avv. Cristiano Tommasi
Counsel
Avv. Luca Amicarelli
Avv. Pietro Bellone
Avv. Juri Bettinelli
Avv. Nunzio Bicchieri
Lisa Curran
1,3
Avv. Emilio De Giorgi
Frederic Demeulenaere
1
Avv. Emiliano La Sala
Avv. Alessandra Pala
Avv. Amilcare Sada

1 Solicitor, England and Wales
2 Barrister and Solicitor, British Columbia
3 Barrister and Solicitor, Ontario
Milan Office: Via Ansperto 5; 20123 Milan (tel +39

02 2904 91; fax +39 02 2904 9333)
Rome Office: Corsco Vittorio Emanuele

II, 284; 00186 Rome (tel +39 06 6842 71; fax +39

06 6842 7333)
Studio Legale Associato is affiliated with Allen & Overy

LLP, a limited

liability partnership in England and Wales.
Allen & Overy or

an affiliated undertaking has an office in

each of: Abu Dhabi,

Amsterdam, Antwerp, Bangkok, Beijing, Belfast, Bratislava, Brussels,

Budapest,
Casablanca, Dubai, Dusseldorf, Frankfurt, Hamburg, Hanoi, Ho Chi Minh City,

Hong Kong, Istanbul, Jakarta (associated office), Johannesburg, London,

Los
Angeles, Luxembourg,

Madrid, Milan,

Moscow,

Munich, New

York,

Paris, Perth,

Prague, Rome,

Sao Paulo,

Seoul, Shanghai,

Silicon Valley,

Singapore,
Sydney, Tokyo,

Warsaw, Washington,

D.C. and Yangon.

1.3

UBS Europe SE is a

credit institution incorporated in Germany and subject to

prudential supervision
by

the

Federal

Financial

Supervisory

Authority

(
Bundesanstalt

für

Finanzdienstleistungsaufsicht
,
BaFin
).

UBS

Europe

SE

is

authorised

to

provide

services

in

Italy

(among

other

jurisdictions).
Associated persons

of UBS

AG located

in Italy

who effect

SBS transactions

on behalf

of UBS

AG
will be employed

by the Italian

branch of UBS

Europe SE (
UBS ESE IT )
2
. Accordingly,

UBS ESE
IT will maintain certain Covered Books and Records in Italy on behalf of UBS

AG.
You

have

asked

us to

issue

an

opinion affirming

that

(a) UBS

AG

London Branch

will

be

able to
provide the SEC

with prompt access

to its

Covered Books and

Records that are

maintained by UBS
ESE IT

in Italy

on its

behalf and

(b) UBS ESE

IT can

submit to

On-Site Inspection

by the

SEC of
UBS AG’s Covered Books

and Records it

maintains on behalf

of UBS AG,

in each case

in accordance
with paragraph 1.2 above.
3

1.4

This opinion is structured as follows:
(a)

Section 2:

Summary of opinion;

(b)

Section 3:

Scope, assumptions and qualifications;

(c)

Section 4:

Revisions to applicable law;
(d)

Section 5:

Reliance and confidentiality;
(e)

Annex 1: Opinion; and
(f)

Annex 2: Assumptions.

1.5

For the purposes

of this opinion,

the legal or

natural person imparting the

information subject to

the
duty of

confidentiality will

be the
Rights Holder
and the

person receiving

that information,

in this
case UBS ESE IT, will be the Recipient.

2.

SUMMARY OF OPINION
Subject to the assumptions and qualifications below it is our opinion that,

subject to all the conditions set out
in this opinion, as a matter of applicable Italian law:
2.1

UBS ESE

IT can

submit to

On-Site Inspection

by the

SEC. There

is no

restriction on

UBS ESE

IT
submitting to

On-Site Inspection

by the

SEC
4
. The

remainder of

this opinion

focuses on

UBS ESE
IT’s ability to disclose information contained in Covered

Books and Records to the

SEC in the course
of On-Site Inspection in Italy and the ability to provide UBS AG London Branch with prompt access to Covered Books and Records.
2.2

UBS ESE IT

can provide the

SEC with prompt

access to Covered

Books and Records

held by UBS
ESE IT in

Italy either by

disclosure of Covered

Books and Records

to UBS AG

London Branch for
the purpose of providing information

to the SEC or to the SEC

in the course of On-Site Inspections

in
Italy.
5

2
    Please see Assumption 13 set out in Annex 2.
3

In accordance with Assumption 9 in Annex 2, this opinion does not cover the direct provision of Covered Books and Records by
UBS ESE
IT to the SEC as this information will instead be

provided to UBS AG London Branch and sent by UBS AG

London branch to the SEC.
4
    Please see Footnote 48 below .
5
    Where a restriction on the ability to transfer personal data or to disclose confidential information applies as a matter of I talian rules on data protection, confidentiality

obligations and

bank secrecy,

consent from

the Rights

Holder, validly

given in

accordance with

the

relevant
standard for

consent under

each applicable

legal obligation,

would allow

for such

information to

be lawfully

transferred to

the SEC

or
disclosed to the SEC during On-Site Inspection.

Please note that valid consent is assumed in Assumption

6.

0036335-0000808 UKO1: 2005583510.12

Data Protection
6

2.3

Disclosures of personal data (particularly special categories of data or criminal data) relating to UBS
ESE

IT’s

clients

and

staff

are

subject

to

certain

restrictions

under

the

Data

Protection

Laws,
particularly where this involves a cross-border transfer to a country or territory the EU has not found
to

have

an

‘adequate’

data

protection

regime.

However,

there

are

certain

legal

bases

for

making
disclosures, and derogations from the prohibition

on international transfers, which would

be available
to UBS ESE IT were it

to be required by the SEC

to make available personal data

either by disclosure
of Covered Books and Records to UBS AG London Branch for the purpose of providing information to the SEC or to the SEC in the course of On-Site Inspections in Italy.

2.4

We

anticipate that

the legitimate

interest and

consent legal

bases for

processing are

likely to

be the
most likely applicable grounds under the

GDPR to enable disclosure of Covered

Books and Records
to UBS

AG London Branch

for the

purpose of providing

information to

the SEC

and to

permit On-
Site Inspection.

Duties of confidentiality under Italian civil law applicable to contracts
2.5

By way

of general

principle, Italian

civil law

does not

expressly provide

for specific

confidentiality
requirements applicable to the parties of a

contract governed by Italian law or for a

standard model of
confidentiality agreements.

In particular,

and in

contrast to

requirements applying

to other

types of
contracts (e.g., purchase or

service agreements), neither the

Italian Civil Code nor

other related civil
laws

provide

for

pre-determined

effects

and

consequences

arising

from

the

execution

of

a
confidentiality agreement or specify the scope of the obligations arising therefrom.
2.6

In the absence of a specific legal framework or restrictions imposed by Courts’ precedents, parties to a non-disclosure or a confidentiality agreement are generally free,

in principle, to agree the scope and
terms and conditions of any obligation in that respect.
2.7

Given the

above, from

the

sole perspective

of

confidentiality duties

applicable to

the

parties under
Italian contract law, the transfer of

data from UBS ESE

IT to the SEC

would be possible

provided that
contractual arrangements in place with

clients either allow such

dissemination of information, or

the
transfer is consented to, from

time to time, by clients

themselves, so that UBS ESE

IT is not in breach
of

any

contractual

arrangement

arising

from

a

non-confidentiality/non-disclosure

clause,

absent
possible exemptions.

This is

without prejudice

to

the remarks

set forth

under Section

2.8 below

as
regards the Italian bank secrecy rules.
Bank secrecy
2.8

Despite

the

absence

of

a

specific

bank

secrecy

regime

in

Italy,

the

duty

to

keep

customers’

data
confidential

within

the

provision

of

financial

services

stems

from

statutory

obligations

on
“professionals” (including

bankers) and

civil

law which

provides

that market

practices such

as

the
duty

of

confidence,

which

is

widely

accepted

and

complied

with

by

Italian

financial

institutions,
including Italian branches of

foreign institutions operating in

Italy,

form legally binding obligations.
The

breach

of

confidentiality

obligations

may

entail

a

liability

for

the

bank

towards

its

customers
unless the

customer has given

consent to

the disclosure

or an

exemption applies (
e.g.

a “just

cause”
for disclosing the

information). There is

no definition of

“just cause” under

Italian law; however,

in
general

terms,

this

could

be

considered

as

a

set

of

circumstances

that

legitimate

the

disclosure

of
confidential information, such as the

existence of a legislative provision or

an order from an authority
imposing the disclosure.
2.9

The duty of confidentiality would

likely apply to UBS ESE

IT in respect of the information

contained
in the

Covered Books

and Records

described at

paragraph 3.3(a)

below,

insofar as

that information
relates to UBS ESE IT’s clients and is not information

owned by or relating to UBS ESE IT itself. As
6

Please refer to section 1 of Annex 1 for definitions

of Data Protection Laws and the GDPR.

0036335-0000808 UKO1: 2005583510.12

such, in

principle UBS

ESE IT

may not

provide such

information to

third parties

unless it

gets the
Rights Holder’s consent or is able to rely on a just cause.

2.10

As regards the ability of UBS ESE

IT to rely on just cause to

disclose information to the SEC, under
the Memorandum

of Understanding

entered into

between the

CONSOB
7

and the SEC

on 22 December
2020 (the CONSOB MoU )
8
, it is

expressly envisaged that the

SEC may conduct On-Site

Inspection
at

UBS

ESE

IT

according

to

the

provisions

of

the

CONSOB MoU.

Moreover,

despite

the

lack

of
specific / express provisions in this respect, we

consider that a direct request of information from the
SEC to UBS ESE IT or UBS

AG should be consistent with

the terms of the CONSOB

MoU. As such,
in principle a request of information from

the SEC (whether directly or through On-Site

Inspection as
per the terms of the CONSOB MoU) should constitute a just cause for disclosure.

The Memorandum
of Understanding entered into by the SEC and the European Central Bank ( ECB )
9

(the
ECB MoU )
10

contemplates similar provisions to the CONSOB MoU.
2.11

In the absence of a specific exemption, UBS ESE IT may rely on consent from Rights Holders.
Privacy and Human Rights
2.12

Protection

for

the

general

fundamental

right

to

“
respect

for

private

and

family

life,

home

and
correspondence
” is

enshrined in

Article 8

of the

European Convention

on Human

Rights (
ECHR ).
This right is directly

applicable in Italy. Actions in

respect of Article

8 of the ECHR

require a separate
cause of action, such as an action arising from a wrongful act or other legal obligation, such as under
the Data Protection Laws.

2.13

Article 8 ECHR is, as it were, the

legal foundation on which the GDPR

has been based. The GDPR is
detailing the

fundamental right

laid down

in Article

8 of

the ECHR.

Thus, Article

8 ECHR

and the
GDPR are intertwined

with each other.

As long as

the provision of

information to the

SEC by UBS
ESE

IT

falls

entirely

within

the

scope

of

and

is

in

compliance

with

the

Data

Protection

Laws,

we
consider the general fundamental right set out in Article 8 of the ECHR will be protected.

2.14

This summary opinion is not a substitute for the full expression of our views set out in Annex 1.
3.

SCOPE, ASSUMPTIONS AND QUALIFICATIONS
3.1

This opinion relates solely to access provided to the SEC by UBS

AG, through its London Branch, of
Covered Books and

Records held on

its behalf by

UBS ESE

IT in Italy

and On-Site

Inspection of UBS
ESE IT by the SEC

in Italy.

The restrictions noted under this opinion apply

equally to remote access
from the

US to

Covered Books and

Records held

in Italy.

This opinion

excludes books

and records
held in the US.

7

Commissione

Nazionale

per

le

Società

e

la

Borsa
( i.e.

the

Italian

securities and

exchange

regulator).

The

CONSOB

is

competent for
supervising firms operating in Italy in relation to the performance of investment services and dealing in financial instruments.
8

Memorandum of Understanding concerning consultation, cooperation and the exchange of information related to market oversight and the supervision of covered firms. Available here in English:
https://www.consob.it/documents/46180/46181/MOU_Consob_Sec_20201222.pdf/bae3b1d6-3ef6-438b-bba0-0b7943cce7a8.

9

As UBS Europe SE

qualifies as a “significant institution”
within the meaning of

Art. 6(4) of the Regulation

der (EU) No. 1024/20
13 (the
Single Supervisory Mechanism Regulation
), it is, as regards prudential supervision, also

subject to direct supervision by the ECB.
10

The

Memorandum of

Understanding between

the

United States

Securities and

Exchange Commission

and

the

European Cent
ral Bank
concerning consultation, cooperation and the exchange of information related to the supervision and oversight of certain cross-border over-
the-counter derivatives entities

in connection

with the

use of

substituted compliance by

such entities dated

16 August

2021 (available

at
https://www.bankingsupervision.europa.eu/legalframework/mous/html/ssm.mou_2021_sec~220403db9b.en.pdf).
We

consider that it

is not completely

clear whether the

ECB MoU

would be applicable

in this

scenario, as we

assume that the

receiving
entity of the SEC request (UBS AG

London branch, which is also

the entity seeking to register as

SBSD) is not subject to the supervision

of
the ECB. However, the existence of the ECB MoU might be considered as an element that could confirm that the EU accepts that the SEC has a duty to regulate

SBS markets and may

need to access information,

including personal data, maintained

by financial institutions located
in the EU for this purpose.

0036335-0000808 UKO1: 2005583510.12

3.2

This opinion has been prepared in accordance with UBS AG’s specific instructions as to the scope of the opinion.

For this purpose you have issued us

with guidance from a third party US

law firm which
we have used to inform the scope of our opinion.
3.3

This opinion covers data relating to:
(a)

SBS transactions

concluded between UBS

AG (through

its associated

persons employed

by
UBS ESE

IT) and

US Person

counterparties
11
, insofar

as this

data is

held on

behalf of

UBS
AG by UBS

ESE IT

(e.g. voice recordings

and client communications
12
) (these

transactions
will be concluded by staff of UBS

ESE IT acting in the name and for

the account of UBS AG
London

Branch

and

so

some

data

relating

to

such

transactions

will

be

held

by

UBS

AG
London Branch

in the

United Kingdom

(
UK
)

– access

to Covered

Books and

Records and
On-Site

Inspections

by

the

SEC

of

data

that

is

held

in

the

UK

is

not

within

scope

of

this
opinion); and
(b)

the activities

of the

staff of

UBS ESE

IT pertaining

to UBS

AG’s

SBS transactions that

are
also arranged,

negotiated, or

executed by

personnel of

UBS AG

located in

a US

branch or
office or by

personnel of an agent

of UBS AG located in

a US branch or

office (irrespective
of whether UBS AG’s counterparty is a US Person or a non-US Person).
This opinion only covers

transactions entered into by

UBS AG where UBS

ESE IT is acting on

behalf
of UBS AG.

This opinion does

not cover data

relating to SBS

transactions concluded between

UBS
ESE

IT

and

its

own

counterparties

(even

though

UBS

ESE

IT

may

be

relying

on

the

counting
exemption set out in 17 CFR § 240.3a71-3(d) for such transactions, we are instructed that this data is not relevant for the purposes of 17

CFR § 240.15Fb2-4(c) and so this data is

not within scope of this
opinion).
3.4

This opinion

only covers

access to

and the

On-site Inspection

of Covered

Books and

Records.

Covered
Books and Records include only those books and records which:
(a)

relate to the US business
13

of the non-resident SBSD.
14

These are the records that relate to an
SBS that is either:
(i)

entered into, or offered to be entered into, by or on behalf of the non-resident SBSD,
with a “U.S. Person”

as defined in 17

CFR § 240.3a71-3(a)(4)
15

(
US Person ) (other
than an SBS conducted through a foreign branch of such US Person
16
); or
(ii)

arranged, negotiated, or executed by

personnel of the non-resident SBSD

located in a
branch in

the US

(
US branch
) or

office or

by personnel

of an

agent of

the non-resident
SBSD located in a US branch or office;
17

or

11
    Please see Assumption 13 set out in Annex 2.
12

Legal

analysis

from

local

data

protection

and/or

employment

law

perspective

on

possibility

to

record

voice

calls

and/or

monit
or
communications with a client is excluded from the scope

of this opinion – please see the Assumption 12 set out in Annex

2.
13
    As defined in 17 CFR §240.3a71 - 3(a)(8).
14
    Cross -
Border Application of Certain [SBS] Requirements,

85 Fed.
  Reg. 6270, 6296 (Feb. 4, 2020) (the SEC Guidance
).

15
    A “U.S. person” means any person that
is “(i) a natural person resident in the U.S.; (ii) a partnership, corporation,

trust, investment vehicle,
or other legal person organized, incorporated, or established under the laws of the United States or having its principal place of business in the United States; (iii) an

account (whether discretionary or non-discretionary) of a

U.S. person; or (iv) an estate

of a decedent who was a
resident of the United States at the time of death.” 17 CFR

§ 240.3a71-3(a)(4).
16
    A “foreign branch” means “any branch
of a U.S. bank if:

(i) the branch is located outside of

the United States; (ii) the branch operates

for
valid business

reasons; and

(iii) the

branch is

engaged in

the business

of banking

and is

subject to

substantive banking regulation

in the
jurisdiction where located.” (17 CFR § 240.3a71-3(a)(2)). An “SBS conducted through a foreign branch” means an SBS that is “arranged,
negotiated, and executed by

a U.S. person through

a foreign branch of such

U.S. person if: (A) the

foreign branch is the counterparty

to such
security-based swap transaction; and (B) the security-based swap transaction is arranged, negotiated, and executed on behalf of the foreign branch solely by persons located outside the United States.” (17

CFR § 240.3a71-3(a)(3)(i)).
17
    17 CFR   §   240. 3a71 - 3(a)(8)(i)(B).

0036335-0000808 UKO1: 2005583510.12

(b)

constitute

financial

records

necessary

for

the

SEC

to

assess

the

non-resident

SBSD’s
compliance with the SEC’s margin and capital requirements, if applicable.
18

3.5

Further

to

Assumption

1,

this

opinion

is

limited

to

those

types

of

records

that

are

relevant

to
prudentially regulated SBSDs,

which excludes financial

records as noted

in paragraph 3.4(b)

above.

For this opinion, the term “Covered Books and Records” extends to these record types alone.
3.6

The issues

addressed in

this opinion

apply equally

across the

different document

types which

constitute
the Covered Books and

Records based upon the

information actually contained

in each of the relevant
Covered Books and Records.

We have not examined any such documents or records.

3.7

In giving this opinion, we have made the further assumptions set out in Annex 2.

3.8

No opinion

is expressed

on matters

of fact. The

advice provided

in this

opinion is

limited to

the matters
expressly dealt with herein and does not cover other matters.
4.

REVISIONS TO APPLICABLE LAW

4.1

We

note

that

the

SEC

rules
19

require

a

non-resident

SBSD

to

re-certify

within

90

days

after

any
changes in the legal or regulatory framework that would:
(a)

impact the ability of the SBSD to provide prompt access to its Covered

Books and Records;

(b)

impact the

manner in

which it

would provide

prompt access

to its

Covered Books

and Records;
or
(c)

impact the ability of the SEC to conduct On-Site Inspections.
4.2

Upon a change in law or regulatory framework of the sort outlined in paragraph 4.1 above, the SBSD
is required to submit a revised opinion describing how, as a matter of law,

the SBSD will continue to
meet its obligations.

4.3

This opinion

relates solely

to the laws

of Italy and

European Union

(
EU
) law

that is directly

applicable
in

Italy

(i.e.

regulations

pursuant

to

Art.

288(2)

of

the

Treaty

on

the

Functioning of

the

European
Union),

in

each

case

in

force

as

at

the

date

of

this

opinion.

We

have

no

obligation to

notify

any
addressee of any change in any applicable law or its application after the date of this opinion.
5.

RELIANCE AND CONFIDENTIALITY
5.1

This opinion is given

for the sole benefit of

the addressee.

It may not be relied

upon by anyone else
without our prior written consent.
5.2

This

opinion

is

not

to

be

disclosed

to

any

person

outside

of

UBS

AG’s

group

or

used,

circulated,
quoted or otherwise referred to for any other purpose.

However, we agree that a copy of this opinion
letter may be disclosed:

(a)

where

disclosure is

required

or

requested

by

any

governmental, banking,

taxation

or

other
regulatory authority or similar body having jurisdiction over

UBS AG (including to the SEC
as

part

of

UBS

AG’s

SBSD

registration

application) or

by

the

rules

of

any

relevant

stock
exchange or pursuant to any applicable law or regulation; and

18

The requirement

set out

in this

paragraph 3.3(b)

does not

apply to

UBS
AG
because it

is not

subject
to the

SEC’s

margin and

capital
requirements as it is assumed that UBS AG has a prudential

regulator–

please see the Assumption 1 set out in Annex 2.
19
    17 CFR § 240.15Fb2 - 4(c)(2).

0036335-0000808 UKO1: 2005583510.12

(b)

to

UBS

AG’s

affiliates,

and

any

of

their

officers,

directors,

employees,

auditors,

insurers,
reinsurers, insurance brokers and professional advisors (in their capacity as such).
5.3

Any such disclosure

must be made

on the basis

that it is

for information purposes only,

no recipient
may rely

on this advice,

no client-lawyer relationship between

us and the

recipient arises following,
or as a

result of,

any such

disclosure.

We assume no duty

or liability

to any

recipient, and

any recipient
under paragraph 5.2(b) above will be subject to the same restrictions on disclosure as set out above.
5.4

We

assume no obligation

to advise

you or

any other person

or to

make any

investigations as to

any
legal

developments

or

factual

matters

arising

subsequent

to

the

date

hereof

that

might

affect

the
opinions expressed herein.

Yours

faithfully,

Allen &Overy - Studio Legale Associato

0036335-0000808 UKO1: 2005583510.12

ANNEX 1
OPINION
1.

DATA

PROTECTION
1.1

The General Data Protection

Regulation 2016/679 (
GDPR
), the General

Data Protection Regulation
2016/679 and its local implementation,

the Legislative Decree no. 196/2003,

as amended in 2018 (the
Privacy

Code
)

and

guidelines

and

decisions

issued

by

the

Italian

Data

Protection

Authority

(the
Garante per la

Protezione dei dati personali
, the Garante ) (together, the Data Protection Laws ) will
apply to UBS ESE IT’s disclosure of Covered

Books and Records to UBS

AG London Branch for the
purpose of providing information to the

SEC and to the SEC

in the course of On-Site

Inspections, to
the extent that these

comprise or contain personal

data. Personal data is

data relating to an

identified
or identifiable living individual,

so may extend to information

on UBS ESE IT staff as well

as clients.

1.2

Under

the

Data

Protection Laws,

specific

additional restrictions

apply

for

data

relating

to

criminal
convictions and offences.

These laws also

impose heightened restrictions

on the processing

of ‘special
category data’

– this

is data

that reveals

racial or

ethnic background,

political opinions,

religious or
philosophical

beliefs,

or

trade

union

membership,

genetic

data,

biometric

data

when

used

for

ID
purposes, health information, data concerning sex life or sexual orientation.

As special category data
are less

likely to

be relevant

in the

context of

UBS ESE

IT’s disclosures to

the SEC,

the laws

applicable
to this data have not been considered in detail in this opinion.
1.3

Key restrictions in

the Data Protection

Laws relating to

UBS ESE IT’s ability

to disclose personal

data
to the SEC are set out below.
Legal basis for the disclosure
1.4

UBS ESE IT requires a legal basis

under Article 6 of the GDPR to disclose personal data

to the SEC
in the

course of

On-Site Inspections

and to

provide UBS

AG London

Branch with

access to

its Covered
Books and Records for the purpose

of providing information to the SEC. Data cannot

be disclosed if
doing so

would breach another

legal requirement (e.g. confidentiality

– please see

section 2

below).

Whilst there are a number

of Article 6 legal

bases on which UBS

ESE IT may seek

to rely, none on its
own is so comprehensive as to cover all disclosures of personal data to the SEC, so UBS ESE IT will need to consider the most appropriate legal basis to apply to any given situation.
1.5

The Article 6

legal bases most

applicable to UBS

ESE IT,

together with their

respective limitations,
are as follows:
(a)

Consent (Article 6(1)(a))
: In order for consent

to be valid under the

Data Protection Laws, it
must satisfy

the high

standard of

being a

freely-given, specific,

informed and

unambiguous
indication of wishes.
20

(b)

Processing is

necessary for the

performance of a contract

to which the

data subject is

party
(Article 6(1)(b))
: this legal basis could be

used by UBS ESE IT to

provide UBS AG London
Branch with

access to

its Covered

Books and

Records for

the purpose

of providing

information
to the SEC depending on type

of agreements in place between UBS

AG London Branch and
UBS ESE IT about execution by personnel of the latter of SBS transaction on behalf of UBS
20
    As a
practical matter, it may be particularly difficult to establish that consent is freely given where information relates to UBS
  ESE IT staff
because consent is very difficult to rely on in an employment context, due to the inherent imbalance of power between an employer and its staff (for example, staff may believe

there could be negative consequences

should they refuse to give

consent). Further, consent will only be
valid if UBS ESE IT

offers its staff a genuine

choice over how the data

is used and will

only continue to be an

appropriate legal basis if

UBS
ESE IT also offers its staff the opportunity to

withdraw consent at any time. Where consent is relied upon in this opinion, it is on the basis
that this practical matter has

been overcome. Where consent is not

available as a legal basis

for disclosure (including where valid consent
cannot be obtained), UBS ESE

IT may be able

to rely on an

alternative basis for disclosure (e.g.

the legitimate interest). In this

respect, it
could

be

worth

mentioning

EDPB’s

guidelines

on

consent

under

regulation

2016/679,

adopted

on

4

May

2020,

available

at

https://edpb.europa.eu/sites/default/files/files/file1/edpb_guidelines_202005_consent_en.pdf
. Please

note that

valid consent

is assumed

at
Assumption 4 of Annex 2.

0036335-0000808 UKO1: 2005583510.12

AG London

Branch. In any

event, however, reliance

on this

basis would

not exempt

UBS ESE
IT from assessing any onward transfer of data to the SEC
21
.
(c)

Disclosure is necessary

for compliance

with a

legal obligation

to which UBS

ESE IT

is subject
(Article 6(1)(c))
: In order to

take advantage of this

legal basis, the legal

obligation with which
UBS

ESE

IT

would

be

required

to

comply

should

be

the

result

of

a

local

or

EU

law

or
regulation, although

this does

not have

to be

an explicit

statutory obligation,

as long

as the
application of the law is foreseeable to UBS ESE IT as the person subject to it.
22

In the context of this legal basis

for processing, an SEC request in

the absence of an Italian or
EU legal

requirement (e.g.

a lawful

request from

the Bank

of

Italy or

the

CONSOB in

the
exercise of its

powers as provided by

mandatory laws and regulations)

would not justify

the
disclosure as being necessary for compliance with such an obligation.
We further note that neither the CONSOB MoU nor

the ECB MoU create any

legally binding
obligations.
23

(d)

Disclosure is necessary

for the performance

of a

task carried

out in the

public interest (Article
6(1)(e))
: as

per the

previous

legal basis,

the task

carried out

in the

public interest

should be
linked to

the Italian or

EU law in

order for UBS

ESE IT to

be able

to rely on

it.

Indeed, as
mentioned by

consideration no. 45

to GDPR, “
it should

also be for

Union or Member

State
law to determine

whether the controller performing

a task carried

out in the public

interest or
in the

exercise of

official authority should

be a

public authority

or another

natural or

legal
person governed

by public

law,

or,

where

it is

in the

public interest

to do

so, including

for
health purposes

such as

public health

and social

protection

and the

management of

health
care

services, by

private law,

such as

a professional

association
”. In

this respect,

however,
Italian scholars consider

that this legal

basis is

mainly aimed at

justifying data

processing only
and exclusively by Italian or EU public authorities,

in accordance with provisions of the Data
Protection Code.
(e)

Legitimate

interests

(Article

6(1)(f))
24
:

This

is

one

of

the

most

flexible

legal

bases

for
processing

that

can

apply

to

a

multitude

of

business

purposes,

including

with

respect

to
ensuring compliance with

regulatory obligations. To

rely on

the legitimate interests

ground,
UBS ESE IT,

as data controller, must:

(i)

identify its,

or a

third party’s legitimate

interest (this

can include

commercial interests,
individual

interests

or

broader

societal

benefits)

in

complying

with

the

SEC’s
disclosure request;

(ii)

show that

the

disclosure of

documents to

the SEC

is

necessary for

achieving these
interests; and

(iii)

balance

these

interests

against

the

competing

interests,

rights

and

freedoms

of

the
individuals concerned, and satisfy itself that those interests do not outweigh its own.

If individuals would not

reasonably expect the disclosure, or

if the disclosure would
cause

unjustified

harm

to

the

individuals,

the

interests

of

those

individuals

would
likely override the interests of UBS ESE IT or the third party.
21
    Please see paragraph 1.13 and subs   below in this respect.
22
    Recital 41   GDPR .
23
    Article II, par. 13 of the CONSOB MoU and Article II   paragraph 27 of the ECB MoU.
24

With respect to the existence of a legitimate

interest as a legal basis for

processing of data, please consider conditions

se
t out by the Garante
on 22 February 2018

(available here https://www.garanteprivacy.it/web/guest/home/docweb/-/docweb-display/docweb/8080493, in Italian only) according

to which

any data

controller, before

deciding to

rely on

such legal

basis, should,
inter alia
, and

on top

of the

measures
indicated in

points

(i) to

(iii) of

this paragraph,

perform in

advance a

data protection

impact assessment

pursuant to

article 35

GDPR,
considering specific factors and circumstances.

0036335-0000808 UKO1: 2005583510.12

An individual has the right to object

to the disclosure of their data to the

SEC under this basis
for processing,

and UBS ESE IT would need to demonstrate ‘compelling’ legitimate grounds to process the data that override the rights, freedoms and interests of that individual.
The balancing of

legitimate interests against

the competing interests,

rights and freedoms

of
the

individuals

concerned should

be

made

on

a

case-by-case

basis

and

should

consider all
available facts.

In particular, Recital

47 of

the GDPR

states that,

when balancing

their interests
against

those

of

the

individuals

concerned,

controllers

should

take

into

account

“
the
reasonable expectations

of data

subjects based

on their

relationship with

the controller
”. With
this in

mind, UBS

ESE IT

may argue that

its interests

are not

outweighed by

those of

its clients
or its employees on the basis that:
(A)

clients are

aware, due

to

statements contained

in their

terms

of business

with UBS
AG,

of

the

US

nexus

when

they

engage

in

SBS

transactions

and,

due

to

their
understanding as

sophisticated investors,

that regulatory

oversight will

be exercised
by

the

SEC,

which

may

entail

certain

information

regarding

their

transactions,
including in some cases their personal data, to be disclosed to the SEC;

and
(B)

the employees whose

personal data may

be disclosed to

the SEC understand

their role
will involve SEC

oversight due

to their being

classified as

‘associated persons’

for the
purposes of SBS

transactions and understand

that, as a result,

certain of their

personal
data

may

be

disclosed

to

the

SEC.

More

specifically,

each

associated

person

is
required

to

complete

an

‘SBS

associated

person

questionnaire’,

which

provides
advance notice that

their activities may

involve the

disclosure of their

personal data
to the SEC and

potentially require them to undertake

interviews with the SEC. Each
employee that is an

associated person is also

required to agree or

acknowledge their
understanding

that

their

data

may

be

provided

to

the

SEC

in

connection

with

the
SEC’s oversight of SBS transactions.
In

addition,

while

focused

on

the

relationship

between

the

SEC

and

the

CONSOB,

the
existence of

the CONSOB

MoU arguably

reflects an

acceptance in

Italy that

the SEC has

a
duty

to

regulate

SBS markets

and may

need to

access information

maintained by

financial
institutions located in

Italy for this

purpose. This argument

is further supported

by the

ECB
MoU,

which

similarly

reflects

an

understanding

of

the

SEC’s

duties

and

an

acceptance
regarding the need for information, including personal data, to be provided to the SEC.
Also relevant to this balancing of interests are that the SEC will:
(1)

restrict its

information requests

for, and

use of,

any information

to only

the information
that

it

requires

for

the

legitimate

and

specific

purpose

of

fulfilling

its

regulatory
mandate

and

responsibilities

and

to

prevent

and/or

enforce

against

potential illegal
behaviour, with the type

and amount of personal data requested being

targeted based
on risk and related to specific clients and accounts, and employees;
25

and
(2)

information,

data

and

documents

received

by

the

SEC

are

maintained

in

a

secure
manner and only disclosed pursuant to strict US confidentiality laws.
26

25
    Please refer to Assumptions 5 and 7 in Annex 2, as well as   Article II   and   paragraph 49 of the ECB   MoU.
26
    Please refer to Assumption 8   in Annex 2, as well as Article VI of the CONSOB MoU and   paragraph 56 of the ECB MoU.

0036335-0000808 UKO1: 2005583510.12

As with the public interest basis, individuals have the

right to object to processing under this
legitimate interest basis.
27

Based upon

the above,

the

legitimate interests

and consent

bases for

processing (provided

that
all requirements for

each of such

two legal bases

are met) are

likely to be

the most appropriate
Article 6

grounds on

which UBS

ESE IT

could rely

in relation

to its

disclosure of

Covered
Books and Records to the SEC and to permit On-Site Inspection.
1.6

It is

considered very

unlikely that

data included

in Covered

Books and

Records or

disclosed to

the
SEC during On-Site

Inspections will include

special categories of

data. Further,

UBS ESE IT

might
not

hold

all

information

described

in

17

C.F.R.

§§.18a-5(b)(8)(i)(A)

through

(H)

or

240.18a-
5(a)(10)(i)(A)

through

(H),

as

the

case

may

be

an

associated

person

who

is

not

a

US

person.
28

However, to

the extent that this

does occur,

in addition to

an Article 6

legal basis, UBS ESE

IT will
need to establish

an additional legal

basis for processing

under Article 9

of the GDPR

if it

discloses
special categories of data to the

SEC.

In this respect, other than a valid

consent
29
, the Article 9 legal
basis

that

is

most

likely

to

apply

to

disclosure

of

Covered

Books

and

Records

is

found

in

Article
9(2)(f): processing is necessary

for the establishment, exercise

or defence of legal claims

or whenever
courts are acting in their judicial capacity.
1.7

Similarly, as set out for special

categories of personal data,

UBS ESE IT’s processing of

personal data
relating

to

criminal

convictions

and

offences

of

its

employees

is

highly

restricted

and

can

only

be
disclosed subject to specific conditions being met. In this

respect, it needs to be flagged that article 8-
octies of the

Privacy Code, as amended

by Legislative Decree no.

101/2018 following the entry

into
force of

GDPR and implementing

Article 10 of

the GDPR provides

that processing of

criminal data
by controllers that

are not a

“public authority”
30
, must be

made in line

with provisions of

applicable
law, or specific regulation, to be made considering certain criteria set out by the same article 8-octies.

In its opinion

issued on 24

June 2021
31
, the Garante

gave its

approval to a

scheme of

regulation drafted
by the Italian Ministry of Justice, to set out terms and conditions for processing criminal data by non-
public authorities. Further to such opinion, no regulation has been approved as yet.
However, paragraph

3 of

the abovementioned article

8-octies seems to

allow processing of

criminal
data in some specific circumstances. In

our opinion, the exemptions

most likely to apply to disclosure
of

Covered

Books

and

Records

are

those

under

points:

(c)

verifying

or

ascertaining

the

integrity
requirements, subjective

requirements and

disqualification conditions

in the

cases provided

for by

laws
or regulations; (e)

the ascertainment, exercise

or defence of

a right in

court; or (m)

the fulfilment of
the

obligations

established

by

the

regulations

in

force

concerning

the

prevention

of

the

use

of

the
financial system for the purpose of money laundering and terrorist financing.
In this respect, however, and also considering the very

unclear wording of such article 8-octies,

par. 3
of

the

Privacy Code,

the

scope

and

validity of

the

abovementioned provision

is

debated

by

Italian
scholars in light of the lack of a regulation made by the Ministry of Justice, as said, not yet approved, and which is supposed to set out, inter alia , guarantees to rights and freedom of data subjects.
27
    Article 2(1), GDPR.

0036335-0000808 UKO1: 2005583510.12
28
    As we understand, is   as defined in 17 C.F.R. §240.3a71 - 3(a)(4)(i)(A).
29
    Article 9(2)(a) GDPR –   please also refer to the discussion of consent at   footnote no 12   above.
30

By “public authority”, it is

intended any Italian public au
thority. Data processing

by public authorities is subject

to a different set

of rules
(namely, EU regulation 2016/680, implemented in Italy by the Legislative Decree 51/2018).
31
    Opinion available here at https://www.garanteprivacy.it/home/docweb/ - /docweb - display/docweb/9682603   , in Italian only.

0036335-0000808 UKO1: 2005583510.12

Data protection principles
1.8

In addition to establishing a legal

basis for the disclosure, UBS ESE IT

would need to ensure that its
disclosures are compliant with the remaining

requirements under the Data Protection Laws,

including
the data protection principles set out in Article 5 of the GDPR.

For example, UBS ESE IT must:
(a)

be

transparent with

those whose

personal data

is

to

be

disclosed to

the

SEC, who

must

be
provided in advance with fair processing information (usually in the form of a privacy notice or statement);
(b)

with

respect

to

the

data

itself,

ensure

that

it

only

provides

personal

data

that

is

adequate,
relevant and limited

to what is

necessary in relation

to the purposes

of its regulatory

activities;

(c)

be careful to avoid participating

in ‘data dumps’ and should

consider withholding documents,
anonymising personal data

(or pseudonymising

data where full

anonymisation is not

possible)
and redacting personal data from documents as appropriate;
(d)

ensure that the data is accurate and, where necessary, kept up to date;
(e)

keep the personal data

in a form that enables

identification of individuals for

no longer than is
necessary for the purposes for which the personal data is processed;

and
(f)

ensure

that

the

confidentiality

and

integrity

of

personal

data

is

maintained,

and

as

such,
implement appropriate security measures (e.g. encryption) to protect the personal data.
1.9

Whilst it is possible

that the SEC has

taken these principles

into account in its

request for access to

the
Covered Books and

Records, responsibility remains

with UBS

ESE IT to

verify this

and implement
its own compliance measures.
International transfers
1.10

The general principle

in the GDPR is

that UBS ESE IT

may not transfer personal

data to a jurisdiction
outside the European Economic Area, unless it can satisfy a condition for the transfer as set out in its
Chapter V.

1.11

Article 45 of

GDPR allows for UBS

ESE IT to transfer

personal data to

a recipient outside the

EEA
where the transfer

is based on

adequacy decisions issued

by the EU

Commission. In this respect,

on
16

July

2020

the

Court

of

Justice

of

the

European

Union

invalidated

the

Commission

Decision
2016/1250 on

the adequacy

of the protection

provided by

the EU-US

“Privacy Shield” agreement.

The
judgment upheld the validity of standard contractual clauses to allow data transfers under the GDPR, but requires

data controllers

to assess

the level

of data

protection in

the recipient’s country

and to

adopt
“supplementary measures” if needed.
1.12

For the purposes of providing

Covered Books and Records to

UBS AG London Branch,

the adequacy
decision of

the European

Commission currently

in effect

in respect

of the

UK
32

allows transfers

of
personal data from

the EEA, including

Italy, to the UK to

be made freely. Any

transfer from UBS

ESE
IT

to

UBS

AG

London

Branch

would therefore

be

permitted

without limitation

(provided that

the
disclosure otherwise complied with the GDPR).
1.13

It should be noted that under Article

44 sent. 1, Recital 101 of the

GDPR any onward transfer of UBS
ESE IT’s

Covered Books and Records

by UBS AG

London Branch to the

SEC is still

subject to the
transfer

requirements

of

the

GDPR.

In

this

regard

it

is

helpful

that

the

European

Commission’s
adequacy decision for

the UK addresses

onward transfers from the

UK and notes that

the regime on
32

Commission Implementing Decision of 28.6.2021

pursuant to Regulation (EU) 2016/679 of the

Eur
opean Parliament and of the Council on
the adequate protection of

personal data by the United

Kingdom. Please note that

in the future the adequacy

decision may be withdrawn,

not
prolonged or restricted and that the current adequacy decision is limited to four years.

0036335-0000808 UKO1: 2005583510.12

international

transfers

under

the

UK

GDPR
33

and

UK

Data

Protection

Act

2018

is

“
in

substance
identical
” to

the transfer

regime under

the

GDPR.
34

The primary

options available

under GDPR

to
UBS AG

London Branch

pursuant to

this GDPR

restriction applicable

to UBS

ESE IT

when disclosing
personal data

contained in

UBS ESE

IT’s

Covered Books and

Records to

the SEC

in the

US are

as
follows:
(a)

Derogations (Article 49)
: Where a transfer mechanism

adopted by the European

Commission
in respect

of the

US is

not available

(as is

currently the

case), derogations

for specific

situations
from

the

transfer

prohibition

are

potentially

available

for

facilitating

UBS

AG

London
Branch’s transfer of personal data contained

in UBS ESE IT’s Covered Books

and Records to
the SEC. These derogations include:
35

(A)

Consent :
according

to

the

FAQs

published

by

the

EDPB

following

the
abovementioned decision of

the Court of

Justice of the

European Union

on 16

July
2020
36
, consent should

be (i) explicit,

(ii) specific for

the particular data

transfer or set
of transfers (meaning that

the data exporter must

make sure to obtain

specific consent
before the transfer

is put in

place even if

this occurs after

the collection of

the data has
been

made),

and

(iii)

informed,

particularly

as

to

the

possible

risks

of

the

transfer
(meaning the data

subject should also

informed of the

specific risks resulting

from the
fact

that

their

data

will

be

transferred

to

a

country

that

does

not

provide

adequate
protection and that no adequate safeguards aimed at providing protection for the data
are being implemented).
37

(B)

Legitimate interests:
Article 49, par.

1 of the

GDPR makes clear that

a data transfer
on

the

basis

of

legitimate

interests

may

only

take

place

if

(i) the

transfer

is

not
repetitive, (ii) the

transfer concerns

only a

limited number

of data

subjects, (iii) the
transfer is

necessary for

the purposes

of compelling

legitimate interests

pursued by
UBS

ESE

IT,

(iv) UBS

ESE

IT’s

legitimate

interests

are

not

overridden

by

the
interests of rights

and freedoms of

the Rights

Holder, (v) UBS

ESE IT has

assessed
all the circumstances surrounding the

transfer, and (vi) UBS ESE IT has, on the basis
of that assessment, provided suitable

safeguards with regard to the protection

of data.
UBS ESE

IT must

also ensure

it applies

the ‘necessary’

test to

ensure that

only the
personal data necessary for the SEC’s purposes is transferred
38
.
UBS ESE IT should

not rely on

any of the

derogations for making transfers

on a large

scale
and/or in

a systematic manner,

and their use

must be considered

on a case-by-case

basis for
separate requests of the

SEC, with UBS ESE

IT keeping records of

the transfers that evidence
the careful analysis that led them to rely on that derogation.
(b)

Public local authorities

route
: In certain

situations, for example

where UBS ESE

IT considers
the transfer

of data

to UBS

AG London

Branch for the

purpose of

providing information to
the SEC to

be high risk,

it may

be possible to

arrange for the

disclosure to be

made to local
authorities, which could then transfer the data to the SEC in the US.

33

The General Data Protection Regulation

2016/679 as it forms part

of “retained EU law” as

defined in the European Union

(Withd
rawal) Act
2018 in the UK.
34
    Paragraph 2.5.7, rec
itals (74) and

(75) of the

Commission Implementing Decision of

28.6.2021 pursuant to Regulation

(EU) 2016/679 of
the European Parliament and of the Council on the adequate

protection of personal data by the United Kingdom.

0036335-0000808 UKO1: 2005583510.12
35
    These derogations should not

be considered a blanket approval for UBS ESE IT to transfer

data to the SEC under this basis.
36

Also

adopted

by

the

Italian

DPA

and

available

in

Italian

on

i
ts

website

at

the

following

link:
https://www.garanteprivacy.it/web/guest/home/docweb/-/docweb-display/docweb/9443857
37

Please note that valid consent is assumed in Assumption

4 of Annex 2.

38
    Please also refer to par. 1.5(d) and footnote no. 14.

0036335-0000808 UKO1: 2005583510.12

In this respect, please refer to our paragraph 3.14 below regarding the MoU in place between the SEC and

CONSOB as

well as the

“Administrative arrangement

for the transfer

of personal
data” between

each of

the EEA

Authorities and

the SEC

(among other

non-EEA authorities)
39
,
setting out

safeguards and

restrictions applicable

to transfer

of data

between authorities,

as
well as of the opinion issued by the

European Data Protection Board (
EDPB ) on 12 February
2019, no. 4.
40

1.14

Mere access to Covered

Books and Records granted to

the SEC in the

course of On-Site Inspections
would not entail

UBS ESE IT

effecting an international

transfer and so

restrictions in Chapter

V of the
EU GDPR would not apply to that situation.
2.

DUTIES OF CONFIDENTIALITY UNDER ITALIAN CIVIL LAW
Italian civil law applicable to contracts
2.1

By way

of general

principle, Italian

civil law

does not

expressly provide

for specific

confidentiality
requirements applicable to the parties to a contract governed by Italian law or for a standard model of
confidentiality agreements. In particular, in contrast to requirements that are applicable to other types of contracts (e.g., purchase or service agreements), neither the

Italian Civil Code nor other civil laws
provide for

pre-determined effects and

consequences arising from the

execution of a confidentiality
agreement or specify the scope of the obligations arising therefrom.
2.2

There

is

very

limited

Courts’

precedents in

this

context, since

this is

a matter

which

Courts rarely
debated about. In

any event, pursuant

to article 1322,

of the Italian

Civil Code, parties

to an agreement
are free to determine

content of an obligation

within the limits imposed by

applicable law and to

the
extent that such obligation is aimed at achieving an interest deserving protection by the legal system.
2.3

There

are,

however,

some

cases

in

which

Italian

law

provided

for

some

general

confidentiality
obligations, by

listing duties

of confidentiality

of employees

in favour

of their

employers (in

article
2105 of

the Italian

Civil Code),

or by

describing scope

of the

breach of

a company’s

secrets in

the
context

of

unfair

competition

(article

98

of

legislative

decree

no.

30/2005,

so-called

Code

of

the
Industrial Property).
2.4

In the vast

majority of cases,

however, the

obligation not to disclose

some information and/or not

to
use or to limit

the use of certain

information, is agreed

among parties by

setting out specific covenants
or clauses, which can be independent from

other agreements or connected to and dependent on

other
arrangements.
2.5

In absence

of a

specific legal framework

or restrictions

imposed by

Courts’ precedents, in

principle
parties to a

non-disclosure or a

confidentiality agreement, are

generally free
41

to agree, among

other
matters, (i) what information

is and is not covered

by the covenant; (ii)

if there are some

exceptions to
the

confidentiality

obligations

(e.g.,

whether

some

information

can

be

disclosed

to

certain

third
parties); (iii) whether this is fixed-term

or open-ended; (iv) if information covered by the

contractual
restrictions can be used by the bound party (e.g. in the context of a due diligence process) or not, and to what extent.
2.6

In order

for a

non-disclosure agreement

to

be valid

under Italian

law,

the reason

why two

or more
parties are executing the agreement does not generally matter.

39

To

which

SEC

is

signatory

as

from

10

May

2019

and

CONSOB

from

7

June

2019.

Text

available

at

the

following

link
https://www.iosco.org/about/?subsection=administrative_arrangement .

40
    Available
at

the

following

link
https://edpb.europa.eu/our-work-tools/our-documents/opinion-board-art-64/opinion-42019-draft-aa-
between-eea-and-non-eea_en .
41

Parties are bound by the limits envisaged by Article 1322

of the Italian Civil Code (p
lease see Section 2.2 above).

0036335-0000808 UKO1: 2005583510.12

Penalty clause
2.7

Parties are

generally free

to include

in confidentiality/non-disclosure

agreements some

penalty clauses,
in order to further secure the obligation.
2.8

In this respect,

however, it

is relevant that,

pursuant to article

1384 of the

Italian Civil Code,

Courts
have the power

to reduce to an

equitable sum the

amount to be

paid by way of

penalty by a

party in
breach of its confidentiality obligations, in the event that such amount is deemed openly exaggerated
in relation to the overall value of the obligation and the interests at stake.
Consent
2.9

Disclosure

of

confidential

information

is

permissible

where

the

disclosing

party

has

given

their
consent

to

the

disclosure of

their

confidential information

to

certain

or,

in

general pre-determined,
third parties.

Please note

that we

have assumed

at Assumption

4 of

Annex 2

that UBS

ESE IT

has
validly obtained, or

will validly obtain,

such consent

as is necessary

for such disclosure

of confidential
information.
2.10

Lists

of

third

parties

to

whom

information

can

be

disclosed

can

be

also

set

out

in

advance

in

the
agreement or agreed from time to time.
Compulsion of law
2.11

Information

that

would

otherwise

be

confidential

may

be

disclosed

when

required

by

a

statutory
provision or court order.

Indeed, as mentioned, parties are free to determine content of an obligation, to the extent that it is in compliance with the legal framework.
2.12

By

way

of

example,

with

decision

dated

14

March

2018,

the

Civil

Court

of

Milan

stated

that

a
shareholder of a

company who, at

the same time,

is not its

director has the

power granted by

article
2476 of the Italian Civil

Code to inspect and have

access to corporate documents,

notwithstanding the
existence of a non-disclosure agreement among the other shareholders.

2.13

Similarly,

with

a

recent

decision

on

2

August

2021, the

Administrative Court

of

Rome

stated

that
access

right

to

documentation

of

public

interest

granted

by

Italian

laws

to

citizens

under

specific
circumstances prevails over

the existence of

a confidentiality agreement

among the

private parties that
drafted such documentation.
2.14

To

satisfy this

compulsion of

law exception

it is

likely that

UBS ESE

IT would

have to

rely on

an
Italian (or an EU)

statute – a provision

of US law, such as an SEC

Rule, is unlikely to

be sufficient for
this purpose.
2.15

Equally, a US court order is

also unlikely to be

sufficient for this purpose,

unless this order is

properly
recognised by the Italian legal system according to ordinary civil or criminal procedure rules in place from time to time.
2.16

Please note that the

remarks set forth

above are without prejudice

to the principles and

requirements
applicable under

the Italian

banks secrecy

rules (please

see Section

3 below

and in

particular paragraph
3.5 and ff. below).
3.

BANK SECRECY
Bank secrecy under Italian Law
3.1

There is no

specific bank secrecy

regime under Italian

law, meaning that under the

Italian banking and
financial laws there is not a separate

set of statutory provisions which specifically

set forth strict bank

0036335 - 0000808 UKO1: 2005583510.12

secrecy requirements
applicable

to

financial

institutions

(such

as

banks
)
operating

in

Italy
. In
particular, under Italian banking

and financial

laws there are

no statutory

provisions setting

forth (i) an
express

or

strict

obligation

for

banks

to

keep

the

information

acquired

within

the

performance

of
banking or financial

services confidential, (ii)

the conditions under

which the disclosure

of customers’
information may be allowed,

and (iii) the exemptions from the conditions under (ii) above.
3.2

Nonetheless, a

duty of

confidentiality is

considered by

the Italian

Courts and

legal theory

as an

implied
term of the contract between banks

(or other financial institutions) and their customers. In particular, such duty of confidentiality is based on certain general rules of Italian law including:
(a)

Article

622

of

the

Italian

Criminal

Code

which

imposes

a

general

secrecy

obligation

on
professionals

(
segreto

professionale
  i.e.
“professional

secrecy”)

by

providing

criminal
sanctions for those professionals who, being aware of certain confidential information due to the

performance

of

their

office,

disclose

such

secrets

to

third

parties,

save

where

they

act
pursuant

to

a

“just

cause”

(
giusta

causa
)

–

in

this

context,

banks

are

considered

to

be
“professionals”;

(b)

Articles

1(4)

and

8

of

the

introductory

provisions

to

the

Italian

Civil

Code

(“
Preleggi ”)
provide that “usages”

(
usi ,

i.e.

customary market practices)

are considered as

a legal source

of
rights and obligations in matters which are not governed by specific laws or regulations. The existence

of

a

duty

to

keep

customers’

data

confidential

within

the

provision

of

financial
services

is

widely

accepted

and

complied

with

by

Italian

financial

institutions,

including
Italian branches of foreign institutions operating in Italy
42
, and the general market practice is
to

acquire

the

customer’s

prior

written

consent

before

disclosing

its

information

to

third
parties. In our view this practice forms

a “usage” that is binding upon the

parties to a contract
pursuant to Article 1374 of the Italian Civil Code; and
(c)

Articles 1175 and 1375 of the Italian Civil Code

which set forth the principles of fairness

and
good faith in the execution of a contract.
3.3

In addition, we

consider that the

general duty of

confidentiality for banks

may be grounded

on the rule
which imposes

on banks

an obligation

to act

according to

the principle

of fairness

when providing
banking

or

financial

services

to

clients,

as

envisaged

under

the

Italian

banking

transparency
regulation
43
.
3.4

Given

the

absence of

statutory

provisions setting

forth a

specific

bank secrecy

regime

in

Italy,

the
scope

of

the

bank

secrecy

obligations

currently

remains

within

a

grey-area

under

Italian

law.

In
principle

the

duty

of

confidentiality

should

apply

to

any

client’s

information

which

is

not

already
public. As

the information contained

in the

Covered Books and

Records is not

publicly available, it
will likely be

qualified as confidential

information insofar

as that information

relates to UBS

ESE IT’s
clients and is not

information owned by or relating to UBS ESE IT itself. In any case, the restrictions under the

Italian bank

secrecy regime

mentioned herein

should not

apply if

the Covered

Books and
Records and relevant information do not relate to Italian counterparties.
Consent requirement
3.5

Based on the

principles mentioned

above, even in

the absence of

specific bank secrecy

regime in Italy,
the breach of

the duty of

confidentiality may

entail a liability

for the bank

towards its customers

unless
the customer has given consent to the disclosure or an exemption applies.

42

Despite the absence

of specific guidance

on the issue,

we beli
eve that the

bank secrecy

principles as set

forth in this

Section should reasonably
apply also to Italian branches of foreign banks, as it is

the case also for other regulatory conduct-related requirements.
43
    Bank of Italy Regulation of 29 July 2009 as am ended from time to time.

0036335-0000808 UKO1: 2005583510.12

3.6

This entails in

practice that by way

of general principle, the

Rights

Holder’s written consent

may be
required in

order for

UBS ESE

IT to

be able

to disclose

confidential information

to third

parties (please
see below)
44
.

3.7

Please note

that the

duty of

confidentiality and

the related

consent requirement

does not

depend on
whether the Rights Holder

is a professional or

institutional client or

a retail client as

they should apply
to any customer of the bank.
Exemptions from the consent requirement – Just cause
3.8

Based on the

general rules mentioned

above under paragraph

3.2 of this

Annex 1, as

a matter of

Italian
law it should be possible to exclude the need for an express consent from the Rights Holder when the disclosure is justified by a “just cause”.

3.9

The principle

of “just

cause” (as

outlined in

Article 622

of the Italian

Criminal Code

mentioned above)
would exempt

professionals (including

banks) that

disclose confidential

information to

third parties
from being

alleged with

a breach

of the

confidentiality obligation.

There is

no definition

of “just

cause”
under Article 622 of the Italian Criminal Code nor have

the Italian courts clarified the scope/meaning
of this concept. However, in general terms ( i.e.

with no specific reference to bank secrecy), this

could
be considered as a

set of circumstances

that legitimate the disclosure

of confidential information,

such
as the existence of

a legislative provision imposing the

disclosure or the order

of an authority (
e.g.

a
court order).
3.10

In this respect,

we note that

under Italian law,

banks operating in

Italy may be

subject to mandatory
requests to provide

information to supervisory authorities

under certain circumstances.

In particular,
the

mandatory nature

of such

requests may

be inferred

from certain

provisions which

envisage the
application of sanctions

in case of non-compliance

with the request

of information
45
. We consider that
in

principle

responding

to

a

request

of

disclosure

from

an

Italian

regulator

may

theoretically

be
considered as a “just cause” for the disclosure of confidential information.
3.11

However, we cannot exclude

that the just

cause as per

Paragraph 3.10 and

3.11 above could be

limited
to mandatory requests

for information

coming from
Italian

authorities. Indeed,

whilst under

the Italian
banking and financial regulations

there are no specific

prohibitions or restrictions to

the effect that the
Italian branch of an

EEA bank may not

submit to inspections by,

or provide documents to, a

foreign
(e.g.

third

country)

authority,

by

way

of

general

principle

we

cannot

exclude

that

under

certain
circumstances a request

for information coming

from a foreign

authority may be

considered as non-
binding

as

a

matter

of

Italian

law

and

thus

may

not

exempt

a

firm

from

the

confidentiality

duties
imposed on it under the bank secrecy rules
46
. As such, lacking a specific provision in the context of a
bank secrecy

regime, it is

not clear

under Italian law

whether a request

of information coming

from
44
    As mentioned above, based on Assumption 4 we assume that if a consent for the disclosure is required, this will be validly pr ovided by the
Rights Holder.
45
    We c
onsider that the “legitimate” nature of the request should be presumed to the extent the request comes from a public authorit
y who has
effective supervisory powers on the banks as envisaged under the law.
46

We note that under the Italian

banking and finan
cial regulation, certain

provisions envisage the carrying

out of on
- site inspections by foreign
regulators. In particular, pursuant to Article 54 of

Legislative Decree No. 385 of 1st

September 1993 (the
Italian Banking Act ) the Bank of
Italy may agree with the supervisory authority of a third country the modalities for carrying out inspections at the branches of banks based in the respective countries, on a reciprocity

basis. In addition, pursuant to Article

6-
ter
(8) of Legislative Decree No.

58 of 24 February 1998
(the Italian Financial Act
) the

Bank of

Italy and CONSOB

(within the

respective areas of

supervision) may agree

with the

supervisory
authorities of third countries

the modalities for inspections

of branches of investment firms

or banks located within

the respective territories.
We consider that these provisions relate to bilateral relationships between the Bank of Italy and CONSOB (on one side) and a third country
regulator (on the other side)

having as object local inspections

within the respective territories

but limited to branches of firms

based in such
territories, in principle

including e.g. inspections by

the SEC at

Italian branches of

US banks (or
vice versa
). Therefore, we

consider that
these provisions should not be relevant

here as the target firm (UBS

ESE IT) is not the Italian

branch of a US bank. In

any case, whilst these
provisions empower the Bank

of Italy and

CONSOB to agree on

the
modalities

for inspections of local

branches through an arrangement
with the third

country regulator (e.g.

through a cooperation

agreement or memorandum of

understanding), such arrangement

(or the lack
thereof) should

not of

itself be

conclusive to

determine the

legal basis

for the

powers of

a foreign

regulator to

be able

to carry

out said
inspections at (or to obtain documents

/ information from) branches located in Italy. Indeed we assume that we are not required to provide advice

on

the

general ability

of

the

SEC

as

a

prudential

regulator

to

exercise

supervisory

functions including

through

local

access or
inspections (including the carrying out

of On-Site Inspection) and to

obtain documents and information from

firms/branches located in Italy
which are under the jurisdiction

of the SEC in respect

of the provision of services

in the US and we assume

this matter is out of scope

of this
opinion. In particular, our analysis as set forth

herein focuses on the restrictions

applicable to UBS ESE IT

for submitting to inspections and
providing access

to Covered

Books and

Records and

particularly on

the issue

of whether

a request

from the

SEC to

UBS ESE

IT may
constitute the legal ground in order to UBS ESE IT

be exempted from the duty confidentiality under the Italian

bank secrecy regime.
0036335-0000808 UKO1: 2005583510.12

the SEC may be considered as “binding” upon UBS ESE IT and thus as a just cause for the purposes
of exempting UBS ESE IT from the requirement to obtain prior consent from the Rights Holder
47
.

3.12

Moreover,

we

note

that,

although not

expressly

set

forth

under

Article

622

of

the

Italian

Criminal
Code,

it

seems

that

a

pre-condition for

a

disclosure of

information

to

be

in

breach

of

professional
secrecy

is

that

said

disclosure

is

made

to

“third

parties”.

In

this

scenario,

the

Covered

Books

and
Records would be provided

by UBS ESE IT

to UBS AG London

branch (and then sent

by UBS AG
London

branch

to

the

SEC)

and,

therefore,

to

another

entity

of

the

same

group.

Based

on

general
principle

of

Italian

financial

regulation,

entities

within

the

same

corporate

group

are

generally

not
considered as “third parties”. Therefore

we consider that, in principle,

it might be argued that the

duty
of confidentiality might

not be applicable

in this scenario

as the disclosure

of information would

occur
at

an

intra-group

level

and

not

towards

“third

parties”.

However,

given

the

absence

of

a

specific
exemption for

intra-group transfers,

we are

unable to

provide a

definitive confirmation

that intra-group
disclosure of information would be

considered as a just cause

or an exemption from

the requirement
to obtain prior consent from the Right Holder.
3.13

Provided the

above, consent

would therefore

provide a

more reliable

basis on

which to

provide the
SEC access to Covered Book and Records and to submit to On-Site Inspection.
Cooperation agreements entered into by the SEC
3.14

On 22 December 2020, CONSOB

and the SEC entered into

the CONSOB MoU. The CONSOB

MoU
is

a
Memorandum

of

Understanding
  c
oncerning

consultation,

cooperation

and

the

exchange

of
information related to market oversight and the supervision of covered firms
48
.
3.15

Generally speaking, the CONSOB MoU is a “ statement of intent to consult, cooperate, and exchange information in connection with the with the supervision and oversight of Covered Firms that conduct financial services business in either, or both, the United States and Italy ”
49
.

3.16

The CONSOB MoU defines:
(a)

“
Covered

Firm
”

as

a

“
Person

authorized,

designated,

qualified,

registered,

or

otherwise
regulated by,

supervised by or subject to

the oversight of, one or

both of the Authorities
[i.e.
CONSOB and the SEC]
, who conducts

investment, securities, derivatives,

asset management,
securities processing, or banking business or

participates in securities or derivatives

markets
(collectively “financial services business”) in either, or both, the United States and Italy ”
50
;
(b)

“ Covered Firms ” as inter alia

“
security-based swap dealers ”
51
;

47
    In particular, w e have not been able to find a specific case law which would clarify whether banks may rely on this “just cause” in order to disclose information to third parties.

48

Pursuant to Article 4(3) of

the Italian Financial Act, the Bank

of Italy an
d CONSOB may cooperate with the

authorities of third countries
including through

the exchange information

(as noted

under Footnote

48 above, the

Bank of Italy

and CONSOB

may agree with

third country
authorities the modalities for local inspections). Please note that according to Article 7(7) of the Italian Banking Act the Bank of Italy may
exchange information with

the authorities of

third countries

pursuant to the

terms of cooperation

agreements concluded

with such authorities.
We

were not able

to find a

memorandum of understanding entered

into by the

SEC with the

Bank of Italy

which is the

Italian prudential
regulator for credit institutions, with limited supervisory powers on Italian branches of EEA banks. Please see Footnote

48 above.
49
    Paragraph 12 of the CONSOB MoU.
50
    Paragraph 3(a) of the CONSOB MoU.
51
    Paragraph 3(b) of the CONSOB   MoU.

0036335-0000808 UKO1: 2005583510.12

(c)

“
Books

and

Records”
as

“
documents,

electronic

media,

and

books

and

records

within

the
possession, custody,

or control

of, and other

information about, a Covered

Firm, and which
may include personal data ”
52
;
(d)

“
On-Site

Visit
”

as

“
any

regulatory

visit

to

the

premises

of

a

Covered

Firm

[…]
for

the
purposes

of

ongoing

supervision

and

oversight,

including

the

inspection

of

Books

and
Records ”
53
.
3.17

The CONSOB

MoU provides

for the

possibility for

the SEC

to conduct

On-Site Visits

of Covered
Firms located

in Italy, including to

inspect, examine,

and obtain

Books and

Records of

a Covered

Firm
directly

through

such

On-Site

Visits
54
.

An

On-Site

Visit

should

be

carried

out

in

accordance

with
Paragraph 28

of the

CONSOB MoU,

which requires

the SEC,
inter alia
, to

notify CONSOB

of its
intent to conduct the inspection.
3.18

In

addition,

the

CONSOB

MoU

prescribes

that

the

SEC

can

submit

a

“request

for

assistance”

to
CONSOB

in

order

to,
inter

alia
,

obtain

“
information

not

reasonably

otherwise

available

to

the
Requesting

Authority
”,

which

could

include

also

“
Information

responsive

to

requests

from

an
Authority, or an entity

to which an

Authority has

delegated registration functions,

related to the

fitness
of an

applicant for

authorization, registration,

or exemption

therefrom
”. The

request for

assistance
shall be submitted pursuant to Paragraph 22 of the CONSOB MoU.
3.19

The CONSOB

MoU does

not contain

a specific

provision setting

out the

possibility for

the SEC

to
directly request

Covered Books

and Records

when necessary

to fulfil

its regulatory

mandate. However,
Paragraph 32 of the CONSOB MoU, in dealing with the permissible use of the information acquired, provides that “
The restrictions in this MOU do not apply to an Authority’s

use of information that an
Authority obtains
directly from a Covered Firm, whether during an On-Site Visit or otherwise
”.
3.20

In light

of the above,

despite the absence

of a

specific provision in

the CONSOB MoU

granting the
SEC with the power of directly requesting access to the

Books and Records, such possibility does not
seem to be

restricted by the

CONSOB MoU,

which sets out

remedies (such as

the possibility to

submit
a request for

assistance to CONSOB or

to carry out

an On-Site Visit)

in order for

the SEC to

obtain
information not

otherwise available

to it,

including information

obtained directly

from a

Covered Firm.
In particular,

the CONSOB

MoU and

the ECB

MoU seems

to anticipate

that the

SEC could

obtain
relevant information from

Covered Firms in

ways other than

through the

carrying out of

an On-Site
Visit pursuant

to the terms of the

CONSOB MoU and thus does not

restrict the ability of the

SEC to
obtain information in such other ways.
3.21

We

consider that

this interpretation

is consistent

with the

intent and

purpose of

the CONSOB

MoU
which is

to facilitate

cooperation and

exchange of

information with

the SEC
55
. In

addition, we

consider
that this interpretation

is in line

with the

scope of

the CONSOB

MoU which should

not of itself

restrict
the general

ability of

the SEC

to carry

out On-Site

Visits

or request

information to

firms which

are
under its jurisdictions,

in the context of fulfilling its supervisory duties in accordance with US laws
56
.
52
    Paragraph 2 of the CONSOB MoU.
53
    Paragraph 7 of the CONSOB MoU.
54
    Paragraph 27 of the CONSOB MoU.
55

Pursuant to Article II,

Section 12 of the

CONSOB MoU “
This MOU is a

statement of intent to

consult, cooperate, and

exchange information
in connection with

the supervision and

oversight of Covered

Firms that conduct

financial services business in

either,

or both, the

United
States and Italy ”.
56
    As mentioned under Footnote 48   above , we consider that the general ability
/ permission of a foreign regulator to

carry out inspections at,
or ask information

to, firms based

in Italy should

be governed by

general international

law rules. As

such we

assume that the

SEC is generally
able to perform those actions in Italy

under applicable international law rules and

the CONSOB MoU and ECB MoU (and

relevant rights of
the SEC thereunder) is

consistent with such rules. This

statement seems to be

confirmed by the provisions of

the CONSOB MoU and

the
ECB MoU. In particular, pursuant to Article II, Section 12 of the CONSOB MoU “ The cooperation and information sharing arrangements under this

MOU should

be interpreted

and implemented

in a

manner that

is permitted

by,

and consistent

with, the

legal requirements
applicable to

each Authority
”. Pursuant

to Article

II, Section

13 of

the CONSOB MoU

“
This MOU

does not

create any

legally binding
obligations, confer any

rights or supersede

applicable laws
”. In addition,

pursuant to

Article II, Section

14 of

the CONSOB MoU

“
This
MOU is not intended to limit or condition the discretion of

an Authority in any way in the discharge

of its regulatory responsibilities or to
prejudice the individual responsibilities or autonomy of any

Authority. This MOU does not limit the ability

of an Authority to take measures
not described

in this

MOU in

fulfilment of

its supervisory

and oversight

functions or

preclude

Authorities from

sharing information

or
documents with respect

to Persons that are

not Covered Firms

but may be subject

to regulatory requirements

in the United States

and in
Italy.

In particular,

this MOU does

not limit any

right of any

Authority to communicate

with, conduct an

On-Site Visit

of (subject to

the
procedures described in Article IV), or obtain information or documents from, any Person subject to its jurisdiction that may be physically located in the jurisdiction of another Authority in accordance with applicable laws
”.

3.22

Based on

the above

remarks, we

consider that

in principle

a direct

request of

information from

the
SEC to

UBS ESE IT

or UBS

AG, and the

subsequent disclosure of

Covered Books

and Records by
UBS ESE IT to

UBS AG London Branch

for the purpose of

providing information to

the SEC, should
be consistent with the terms of the CONSOB MoU and implicitly allowed by the CONSOB MoU
57
.
3.23

In

any

case,

we

note

that

the

CONSOB

MoU

regulates

the

relationship

between

the

SEC

and
CONSOB.

As

such,

in

(implicitly)

allowing

that

the

SEC

may

request

information

directly

from
Covered Firms such

as UBS ESE

IT,

the CONSOB MoU

does not stipulate

or imply that

UBS ESE
IT

would

be

able

to

provide

information

to

the

SEC

without

obtaining

a

consent

from

the

Rights
Holder
58
.

3.24

In

this

respect,

as

mentioned

above,

considering

the

lack

of

a

specific

bank

secrecy

regime

under
Italian law, it is not completely clear whether

under Italian law a request

of information from the SEC
may represent

a “just

cause” under

the Italian

bank secrecy

rules in order

for UBS

ESE IT

be exempted
from obtaining

the Rights

Holder’s consent. Based

on the Assumptions
59
, we consider

that in principle
a request of information coming from the

SEC should be deemed as mandatory for

UBS AG (or UBS
ESE IT,

as applicable) to the extent that a sanction

could be applied to UBS AG (or

UBS ESE IT,

as
applicable) in

case of

non-compliance with

such request
60
. In

this context,

a sanction

might include
restrictions on UBS AG’s ability to rely on or maintain its registration with the SEC as a non-resident
SBSD although in the absence of a specific exemption this position is not free from all doubt.

Based on

the remarks

above, a

request for

information from

the SEC

may be

considered as

a “just
cause” for UBS ESE IT i.e.

as an exemption from the general requirement to obtain consent from the
Rights Holders provided that UBS

ESE IT (or UBS AG)

would be subject to

sanctions in case of

non-
compliance with such request, although as noted above in the absence of an express guidance on this
specific issue under the Italian bank secrecy rules, this position is not free from all doubt
61
.
4.

PRIVACY

AND HUMAN RIGHTS
4.1

Article 8 of the

European Convention on Human

Rights (
ECHR
) confers a

general right to “
respect
for his private and

family life, his home

and his correspondence
”. This right is

directly applicable in
Italy.
62

The right to privacy clearly applies to natural persons. In

certain situations legal persons, such
as companies,

have been

held to

benefit from

a right

to privacy

in certain

situations. The

European
Court of Human Rights

assumed in a September

2014 case that the

reputation of a

company fell under
the notion of private life under Article 8 ECHR.
63

4.2

Article 8 ECHR

does not in

itself give rise

to a free-standing

cause of action

– instead an

action arising
from a wrongful act,

a breach of agreement

or other legal obligation,

such as under the

GDPR, must
be brought, and the court will then be obliged to consider the application of Article 8 ECHR.

57

Please note that this conclusion is

grounded on a consequential interpretation

of the provisions of the
CONSOB MoU, whilst as said there is
not an

express provision

to the

effect that

the SEC

may directly

request information

to Covered

Firms (such

as

UBS ESE

IT) without
activating the

procedures envisaged under

the CONSOB

MoU. As

such, a

prudent approach

would be

to verify

with CONSOB

that this
interpretation is consistent with the CONSOB MoU and more

generally with CONSOB’s position.
58

Subject to the applicability of the

ECB MoU mentioned in footnote No.

10 above, we note that the ECB

MoU contains similar pro
visions to
those of the CONSOB MoU mentioned in this section.
59
    Reference is to Assumption 5, 7 and 8 .
60

As mentioned

above the

CONSOB MoU

and the

ECB MoU

seem to

recognise that

the SEC

may request

and obtain

information from
Covered Firms directly, which we assume should reasonably

include
inter alia

requests for obtaining information

relating to UBS ESE IT’s
clients.
61
    In any case, please note that client’s consent is assumed as per Assumption 4 of Annex 2.
62
    Article
10 of the Italian Constitution and law no. 848/1955,

that ratified ECHR convention by Italy.

63

Firma EDV Für Sie, EFS Elecktronische Datenverarbeitung Dienstleistungs

GMBH v Germany

Application 32783/08.

0036335-0000808 UKO1: 2005583510.12

4.3

Article 8 ECHR is, as it were, the fundamental legal foundation on which the GDPR has been based.
The GDPR elaborates

on the applicable

principles of and

the rules on the

protection of natural

persons
when it

comes to

processing of

personal data.
64

The ECHR

can further

be relied

upon when

interpreting
this GDPR law if necessary. The GDPR can therefore

be seen as the regulation detailing

the right laid
down in

Article 8

ECHR, when it

comes to

the processing of

personal data. The

GDPR and

Article
ECHR cannot be seen entirely separately from each other.
Application and exceptions
4.4

Article 8 is a qualified right,

meaning that it can be breached

in accordance with Article 8(2) – that

is,
where doing so is:
(a)

in accordance with the law;
This

criterion

has

two

aspects:

the

measure

complained

about

must

have

some

basis

in
domestic

law,

whether

that

is

an

act

of

parliament,

delegated

legislation

or

case

law,

and
secondly, that the domestic law has to be sufficiently precise so that an individual can

foresee
with a reasonable

degree of certainty

the consequences of

their actions or

the circumstances
in which the authority may take a particular course of action.
65

The relevant consideration on
the

first

aspect

is

the

legal

basis

on

which

the

court

would

allow

Article

8

ECHR

to

be
breached. The second aspect in effect requires that the domestic law cannot be so broad as to enable arbitrary

action.

In determining

whether to

allow information

to be

provided to

the
SEC, the

court would

have to

balance the

relevant legal

duty with

the merits

of permitting
disclosure. These duties of confidence establish limits on the court’s actions,

thus preventing
arbitrary action by the court.
(b)

is necessary in a democratic society;

This criterion

is intended

to ensure

the proportionality

of an

intrusion into

private life.

To meet
this criterion, there must be a “ pressing social need ” for the interference, and the interference must be proportionate to that need.
66

and
(c)

in the interests

of national security,

public safety or the

economic well-being of the

country,
for

the

prevention

of

disorder

or

crime,

for

the

protection

of

health

or

morals,

or

for

the
protection of the rights and freedoms of others (i.e. a legitimate aim).
This

criterion

is

intended

to

ensure

that

the

purpose

of

an

intrusion

into

private

life

is
adequately serious so as to justify the intrusion.

4.5

As

the

GDPR

and

Article

8

ECHR

cannot

been

seen

entirely

separately

from

each

other,

and

the
provision

of

information to

the

SEC

by

UBS

ESE

IT

will,

insofar

this

contains

personal data,

fall
entirely within the scope of

the GDPR, we consider that

the criteria set out in

paragraph 4.4 are met,
as long as UBS ESE IT complies with the requirements set out in paragraphs 1 above.
64
    See also considerations (1) and (2) GDPR.
65
    Malone v UK [1984] ECHR 10 at 68.
66

Dudgeon v UK

(1982) 4 E.H.R.R. 149 at 164.

0036335-0000808 UKO1: 2005583510.12

ANNEX 2
ASSUMPTIONS
This opinion relies on the following assumptions:
1.

UBS AG has

a “prudential regulator”

as defined by

Section 3 of

the US Securities

Exchange Act of
1934 (the
Securities Exchange

Act
).

As such,

the Covered

Books and

Records considered

in this
opinion are limited to what a prudentially regulated SBSD must be able to share with the SEC.

2.

Additionally, in accordance with SEC Guidance at

85 FR 6297, books and records pertaining to SBS
transactions entered into prior to the date that UBS AG submits an application for registration are not
Covered Books and Records.

3.

Where transfers of

personal data are

made to the

SEC in the

absence of an

adequacy determination,
such disclosure will

be made in

compliance with Articles 44
et seq
. of the

EU GDPR and

limited to
what

is

necessary

for

the

purpose

of

the

transfer

(i.e.

compliance

with

the

principle

of

data
minimisation, e.g. by applying less intrusive processing

activities such as redaction).
4.

UBS ESE IT

or, as the case

may be, UBS AG,

has obtained any

necessary prior consent

of the persons
(e.g.,

counterparties,

employees)

whose

information

is

or

will

be

included

in

Covered

Books

and
Records in order

to provide the

SEC with access

to its Covered

Books and Records

or to allow

On-
Site

Inspections,

to

the

extent,

as

considered

in

this

opinion,

such

consent

would

constitute

valid
consent and

such consent

has not

been withdrawn.

Insofar as

Covered Books

and Records

relate to
employees of UBS ESE IT,

such employees are “associated persons” of UBS

AG for purposes of 17
CFR §

240.18a-5(b)(8) who

have agreed to

sharing of

their personal/employment

information with

the
SEC in the event of a request for information from the SEC.
5.

The SEC will restrict

its information requests

for, and use of, any information

pursuant to its access

to
Covered Books

and Records and

On-Site Inspections to

only the

information that

it requires

for the
legitimate and specific purpose of fulfilling

its regulatory mandate and responsibilities by

evaluating
compliance with

legal obligations

designed to

ensure the proper

legal administration

of SEC-regulated
firms (which includes regulating,

administering, supervising, enforcing

and securing compliance with
the

securities or

derivatives laws

in its

jurisdiction)

and to

prevent and/or

enforce against

potential
illegal behaviour.

6.

Similarly, UBS ESE

IT will

ensure that

its disclosures

are compliant

with the

data protection

principles
set

out in

Article 5

of the

GDPR.
67
. We

understand that

UBS’ general

experience in

responding to
information requests from the SEC (or other US and

non-US regulators) leads it to maintain a belief,
which it considers

to be reasonable,

that UBS ESE

IT can and

(subject to any

changes in applicable
law and regulation and/or the approach

of relevant regulators) will continue

to be able to comply with
these data

protection principles

in the

course of

making disclosures

of the

sort required

when providing
access to Covered Books and Records and submitting to On-Site Inspection.
7.

It is the SEC's

practice to limit the type

and amount of personal data

it requests during examinations
to targeted

requests based

on risk

and related

to specific

clients and

accounts, and

employees.

The
requested

information

may

include

some

limited

criminal

records

data

and

‘special

category

data’
under the GDPR (as described in paragraph 1.2 of Annex 1 to

this opinion).

We understand that

this
aligns with UBS’

general experience in responding

to information requests

from the SEC,

leading it
to

maintain

a

belief,

which

it

considers

to

be

reasonable,

that

this

assumption is,

and

will

remain,
accurate

(subject

to

any

changes

in

applicable

law

and

regulation

and/or

the

approach

of

relevant
regulators).
68

67
    These principles are set out in Annex 1 at paragraph 1.8.
68
    See the SEC   G uidance at 85 FR 6298 .

0036335-0000808 UKO1: 2005583510.12

8.

Information, data and documents received

by the SEC are

maintained in a secure manner

and, under
strict

US

laws

of

confidentiality,

information

about

individuals

cannot

be

onward

shared

save

for
certain

uses

publicly disclosed

by

the

SEC, including

in

an

enforcement

proceeding,

pursuant to

a
valid and non-exempt US Freedom of

Information Act (
FOIA ) request,
69

pursuant to a lawful request
of the

US Congress

or a

properly issued

subpoena, or

to other

regulators who

have demonstrated

a
need for the information and provide

assurances of confidentiality and, in any event,

data processing
is made

in compliance

with the

“Administrative arrangement

for the

transfer of

personal data”

between
each of

the EEA

Authorities and

each of

the non-EEA

authorities described

at paragraph

1.13 of

Annex
1 above.
9.

Any data held by

UBS ESE IT that is

subject to a disclosure request

from the SEC, either

by way of
access or On-Site

Inspection, will be

held by UBS

ESE IT in

Italy. Whilst UBS ESE IT

will be subject
to direct On-Site

Inspection by

the SEC in

Italy, UBS ESE IT

will provide access

to its Covered

Books
and

Records

(beyond

On-Site

Inspections) to

UBS

AG

London

Branch,

rather

than

providing

this
access directly to the SEC.

10.

All terms of

business entered into

with clients conducting

SBS transactions contain clear

statements
such that

clients are

aware that

that regulatory

oversight will

be exercised

by regulatory

authorities
and that

information regarding

their transactions,

including their

personal data,

can be

disclosed to
regulatory authorities (for example, clause 10, and

in particular clause 10(b) of the terms

of business
for professional clients and eligible counterparties (March 2019)
70
).
11.

UBS AG does not include the information

described in 17 C.F.R. §§.18a-5(b)(8)(i)(A) through (H) or
240.18a-5(a)(10)(i)(A)

through

(H),

as

the

case

may

be,

in

questionnaires

or

applications

for
employment

executed

by

an

associated

person

who

is

not

a

US

Person

(as

defined

in

17

C.F.R.
§240.3a71-3(a)(4)(i)(A)), unless UBS

AG is required to

obtain such information under

applicable law
in the jurisdiction in which

the associated person is employed

or located or obtains such

information
in conducting a background check that is customary for UBS AG in that jurisdiction and the creation
or maintenance of records reflecting that information

would not result in a violation of applicable

law
in the jurisdiction in which the associated person is employed or located.
12.

Any

assessment/legal

analysis

from

local

data

protection

and/or

employment

law

perspective

on
possibility to record

voice calls and/or

monitor communications with client

has already been

carried
out by UBS ESE IT and/or

UBS AG and it is

excluded from the scope of this

opinion. Likewise any
assessment/legal analysis from

an Italian financial

regulatory perspective on

the possibility for

UBS
AG to carry out the SBS transactions through the modalities set forth herein has already been carried out by UBS ESE IT and/or UBS AG and it is excluded from the scope of this opinion.
13.

We

have not analysed contractual relationship(s) in place between UBS AG and UBS ESE IT for the execution of SBS

transactions concluded by

associated persons of

UBS AG employed

by UBS ESE
IT.

14.

UBS AG will comply with the restrictions set forth in this opinion to the extent that it is the owner of the

information

included

in

the

Covered

Books

and

Records

for

the

purposes

of

the

Italian

bank
secrecy regime.
69

We

do not

give any

views in

the opinion

to matters

of US

law,

though we

understand that

information can

be
made public

pursuant
to
requests under

the US

FOIA, and

that certain

information is

exempt from

such requests,

including (among

others): (1)

a trade

secret or
privileged or confidential commercial or financial information obtained from a person; (2) a

personnel, medical, or similar file the

release
of which would constitute a clearly unwarranted invasion of personal privacy; (3) information compiled for law enforcement purposes, the release of which (a) could reasonably be expected to interfere with law enforcement proceedings;

(b) would deprive a person of a right to a
fair trial or an impartial adjudication; (c) could reasonably be expected to constitute an unwarranted invasion of personal privacy; (d) could
reasonably

be

expected

to

disclose

the

identity

of

a

confidential

source;

(e)

would

disclose

techniques,

procedures,

or

guidelines

for
investigations or prosecutions;

or (f) could

reasonably be expected

to endanger an

individual's life or

physical safety; (4)

contained in or
related to examination, operating, or condition reports about financial institutions that the SEC regulates or supervises.
70

Available

at:
https://www.ubs.com/global/en/investment - bank/regulatory/_jcr_content/mainpar/toplevelgrid/col1/linklist_1815406319/
link.1894740908.file/PS9jb250ZW50L2RhbS9JbnZlc3RtZW50QmFuay9kb2N1bWVudHMvaWJ0ZXJtcy90ZXJtcy1vZi1idXNpbmVzcy
5wZ GY=/terms-of-business.pdf.

0036335-0000808 UKO1: 2005583510.12